Interim Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Revenues
Products	$ 206,682	$ 103,536
Services	27,776	17,504
Total revenues	234,458	121,040
Cost of revenues
Products	98,457	50,117
Services	26,477	20,066
Total cost of revenues	124,934	70,183
Gross profit	109,524	50,857
Operating expenses
Research and development, net	30,736	22,213
Sales and marketing	40,716	25,375
General and administrative	24,972	18,957
Total operating expenses	96,424	66,545
Operating income (loss)	13,100	(15,688)
Finance income, net	2,635	4,427
Income (loss) before taxes on income (tax benefit)	15,735	(11,261)
Taxes on income (tax benefit)	1,162	(577)
Net income (loss)	$ 14,573	$ (10,684)
Basic net earnings (losses) per share (in Dollars per share)	$ 0.32	$ (0.26)
Diluted net earnings (losses) per share (in Dollars per share)	$ 0.3	$ (0.26)